UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 16, 2007

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400
(Registrant’s telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 15, 2007, Senesco Technologies, Inc. (the “Company”) received a notice from the American Stock Exchange (“AMEX”) providing notification that, the Company is not in compliance with Section 1003(a)(ii) of the AMEX Company Guide (the “Rule”) with shareholder’s equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of its four most recent fiscal years.

The notice was based on a review by the AMEX of Senesco Technologies, Inc. Form 10-Q for the period ended March 31, 2007.

To maintain an AMEX listing, Senesco was required to submit a plan by July 16, 2007 advising AMEX of action it has taken, or will take that would bring Senesco into compliance with the continued listing standards within a maximum of 18 months from the date of notification by AMEX.

On July 16, 2007, the Company timely submitted a plan advising the AMEX of action it has taken, or will take, which would bring the Company into compliance with the AMEX continued listing standards.

The Listings Qualifications Department of AMEX will evaluate the Company’s plan, and it has 45 days to determine whether it reasonably demonstrates the Company’s ability to regain compliance with the continued listing standards within 18 months during which the Company will remain listed on AMEX. If AMEX accepts the Company’s plan, it may be able to continue its listing during the plan period provided that the Company makes progress consistent with its plan and complies with other applicable AMEX listing qualifications. If the AMEX determines that the Company’s plan does not demonstrate its ability to regain compliance with the AMEX’s continued listing standards or the Company fails to make progress consistent with the plan accepted by the AMEX, the AMEX may initiate delisting procedures. The Company may appeal any delisting at that time.  During the plan period, the Company will be subject to periodic review to determine whether it is making progress consistent with the plan.

A copy of the Company’s press release announcing the Company’s submission of a plan to the AMEX of action it has taken, or will take, which would bring the Company into compliance with the AMEX’s continued listing standards is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 17, 2007 relating to the appeal of the AMEX notification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: July 17, 2007	By:	/s/ Bruce Galton
Name: Bruce Galton
Title: President and Chief Executive Officer